Exhibit 10.7

Supplemental Agreement No. 03

to

Purchase Agreement Number PA-03784

(the Agreement)

Between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 737-900ER Aircraft

THIS SUPPLEMENTAL AGREEMENT is entered into as of June 27, 2013 by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (formerly known as Continental Airlines, Inc. and successor by merger to United Air Lines, Inc.) (Customer);

WHEREAS, Customer has elected to ***

Delivery Month	Serial Number
***	***
***	***
***	***
***	***
***	***
***	***

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Table of Contents, Articles, Tables, Exhibits, and Letter Agreements:

1.1 Remove and replace, in its entirety, the “Table of Contents”, with the “Table of Contents” attached hereto, to reflect the changes made by this Supplemental Agreement No. 03.

1.2 Remove and replace, in its entirety, “Table 1” with the “Table 1” attached hereto to reflect ***

1.3 Remove and replace, in its entirety, Attachment A to Letter Agreement UAL-PA-03784-LA-1207879R1, “Option Aircraft”, with the Attachment A attached hereto to reflect the exercise of the foregoing options.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

P.A. 03784
UAL	SA 3-1

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 03 to

Purchase Agreement PA-03784

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

***	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President—Finance and Treasurer
Title	Title

P.A. 03784
UAL	SA 3-2

TABLE OF CONTENTS

SA Number
ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table	03

EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Escalation, Engine Warranty ***
SLP1.	Service Life Policy Components

UAL-PA-03784		SA-3

BOEING / UNITED AIR LINES, INC. PROPRIETARY

LETTER AGREEMENTS	TITLE	SA Number

UAL-PA-03784-LA-1207868	Performance Guarantees

UAL-PA-03784-LA-1207870	Spare Parts Initial Provisioning

UAL-PA-03784-LA-1207871	Special Matters

UAL-PA-03784-LA-1207878	Demonstration Flight Waiver

UAL-PA-03784-LA-1207879R1	Option Aircraft	02

	Attachment A	03

UAL-PA-03784-LA-1207881	Seller Purchased Equipment

UAL-PA-03784-LA-1208155	***

UAL-PA-03784-LA-1208156	***

UAL-PA-03784-LA-1208172	***

UAL-PA-03784-LA-1208173	***

UAL-PA-03784-LA-1207869	737 Production Adjustments

UAL-PA-03784-LA-1208938	Privileged and Confidential Matters

UAL-PA-03784-LA-1209039	Aircraft Model Substitution

UAL-PA-03784-LA-1209115	***

UAL-PA-03784-LA-1300306	Aircraft Reschedule – ***	02

UAL-PA-03784		SA-3

BOEING / UNITED AIR LINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF

Supplemental Agreement No. 01	September 27, 2012

Supplemental Agreement No. 02	March 1, 2013

Supplemental Agreement No. 03	June 27, 2013

UAL-PA-03784		SA-3
Page-3
BOEING / UNITED AIR LINES, INC. PROPRIETARY

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-900ER		*** pounds	Detail Specification:	***
Engine Model/Thrust:	***		*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$	***
Seller Purchased Equipment (SPE) Estimate:		$	***

Deposit per Aircraft:		$	***

Delivery	Number of	Escalation Factor	Serial	Escalation	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Number	Forecast	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary	SA-3, Page 1

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Escalation Factor	Serial	Escalation	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Number	Forecast	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary	SA-3, Page 2

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Escalation Factor	Serial	Escalation	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Number	Forecast	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary	SA-3, Page 3

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Escalation Factor	Serial	Escalation	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Number	Forecast	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
Total:	64

*	*** Escalation Factors ***
**	*** Escalation Factors ***

Boeing / United Air Lines, Inc. Proprietary	SA-3, Page 4

Attachment A to

Letter Agreement UAL-PA-03784-LA-1207879

737-900ER Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-900ER		*** pounds	Detail Specification:	***
Engine Model/Thrust:	***		*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$	***
Seller Purchased Equipment (SPE) Estimate:		$	***

Deposit per Aircraft:		$	***

Delivery	Number of	Escalation Factor	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Price Per A/P		***		***		***		***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary	Page 1

Attachment A to

Letter Agreement UAL-PA-03784-LA-1207879

737-900ER Option Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Escalation Factor	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Price Per A/P		***		***		***		***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary	Page 2

Attachment A to

Letter Agreement UAL-PA-03784-LA-1207879

737-900ER Option Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Escalation Factor	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Price Per A/P		***		***		***		***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary	Page 3

Attachment A to

Letter Agreement UAL-PA-03784-LA-1207879

737-900ER Option Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Escalation Factor	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Price Per A/P		***		***		***		***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	$	***	$	***	$	***	$	***	$	***
Total:	***

Boeing / United Air Lines, Inc. Proprietary	Page 4